SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
     (e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        CNL Hospitality Properties, Inc.
                        --------------------------------
                (Name of Registrant as Specified In Its Charter)


    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
        [X] No fee required.
        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.
        1)  Title of each class of securities to which transaction applies:
            ____________________________________________________________________

        2)  Aggregate number of securities to which transaction applies:
            ____________________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________
        4)  Proposed maximum aggregate value of transaction:
            ____________________________________________________________________
        5)  Total fee paid:
            ____________________________________________________________________

        [ ] Fee paid previously with preliminary materials.
            ____________________________________________________________________


        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
        1)   Amount   Previously  Paid:
             ___________________________________________________________________
        2)   Form, Schedule or Registration Statement No.:
             ___________________________________________________________________
        3)   Filing Party:
             ___________________________________________________________________
        4)   Date Filed:
             ___________________________________________________________________

                        CNL HOSPITALITY PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

                                 August 12, 2002

To Our Stockholders:

     The Company is experiencing a year of significant growth. Our conservative investment philosophy, strong management team and continued success in accessing capital have allowed us to be a leader in the real estate business. During 2001 and the first six months of 2002, the Company received over $462 million in gross proceeds through its public offerings of shares of common stock and increased the number of hotel properties in which it has invested from 29 to 49 with a presence in 21 states. As a result, we believe the Company is well positioned to capitalize on the investment opportunities in the hospitality real estate market.

     Based on our current portfolio goals, we anticipate needing additional authorized shares of common stock in order to raise additional capital through equity offerings. Therefore, we are holding a Special Meeting of Stockholders for the purpose of obtaining approval to increase the number of authorized equity shares.

     We believe that increasing the number of authorized shares and raising additional capital for the Company will provide the following benefits:

          *    Increased diversification by hotel chain and geographic location.

          * Greater cost efficiencies relating to the operations of the Company.

          * Improved liquidity at the time of the Company's anticipated listing on a national exchange.

     In an effort to prepare for the Company's anticipated growth, the Board of Directors is asking for your approval of an important proposal:

          To approve an amendment to the Company's Amended and Restated Articles of Incorporation increasing the number of authorized equity shares from 216,000,000 Shares (consisting of 150,000,000 Common Shares, 3,000,000 Preferred Shares and 63,000,000 Excess Shares) to 516,000,000 Shares (consisting of 450,000,000 Common Shares, 3,000,000
          Preferred Shares and 63,000,000 Excess Shares).

     The Board of Directors unanimously recommends that you vote to APPROVE the proposal presented in this proxy statement. Your vote counts. Please complete and return the enclosed proxy card today. Thank you for your attention to this matter.

Sincerely,

/s/ James M. Seneff, Jr.                       /s/ Robert A. Bourne
---------------------------                    ----------------------------
James M. Seneff, Jr.                           Robert A. Bourne
Chairman of the Board and                      Vice Chairman and
Chief Executive Officer                        Treasurer

                        CNL HOSPITALITY PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801


          Notice of Special Meeting of Stockholders and Proxy Statement

                 Special Meeting to be Held on November 1, 2002



To Our Stockholders:

         NOTICE IS HEREBY GIVEN that a special meeting of stockholders of CNL HOSPITALITY PROPERTIES, INC. (the "Company") will be held at the CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida, 32801 on November 1, 2002, at 10:00 a.m., local time, for the following purpose:

          To approve an amendment to the Company's Amended and Restated Articles of Incorporation increasing the number of authorized equity shares from 216,000,000 Shares (consisting of 150,000,000 Common Shares, 3,000,000 Preferred Shares and 63,000,000 Excess Shares) to 516,000,000 Shares (consisting of 450,000,000 Common Shares, 3,000,000
          Preferred Shares and 63,000,000 Excess Shares).

     Stockholders of record at the close of business on August 6, 2002, will be entitled to notice of and to vote at the special meeting or at any adjournment thereof.

     Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOU MAY ALSO GRANT YOUR PROXY BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. BY RETURNING YOUR PROXY PROMPTLY, YOU CAN HELP THE COMPANY AVOID ADDITIONAL EXPENSES TO ENSURE A QUORUM IS MET SO THE MEETING CAN BE HELD. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                 By Order of the Board of Directors,


                                 /s/ Lynn E. Rose
                                 --------------------------
                                 Lynn E. Rose
                                 Secretary

August 12, 2002
Orlando, Florida

                        CNL HOSPITALITY PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------

General Information

     This proxy statement is furnished by the Board of Directors of CNL Hospitality Properties, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted on at the special meeting to be held at 10:00 a.m., local time, on November 1, 2002, at the Company's offices, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on August 6, 2002, will be entitled to vote.

Proxy and Voting Procedures

     Any proxy, if received in time, properly submitted and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR the proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the special meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the special meeting and voting in person.

     Votes cast in person or by proxy at the meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

Solicitation Expenses

     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone, Internet, telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged N.S. Taylor & Associates, Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee of approximately $4,000, plus reimbursement of reasonable out-of-pocket costs and expenses. The Company has agreed to indemnify N.S. Taylor & Associates, Inc. against certain liabilities that it may incur arising out of the services it provides in connection with the meeting of stockholders. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about August 31, 2002.

                APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED
                    AND RESTATED ARTICLES OF INCORPORATION TO
                    INCREASE THE NUMBER OF AUTHORIZED SHARES


     The Board of Directors of the Company has unanimously approved and directed that there be submitted to stockholders for their approval an amendment to
Section 7.1 of Article VII of the Company's Amended and Restated Articles of Incorporation, as amended, which would increase the number of shares that the
Company  is  authorized  to  issue  from  216,000,000   Shares   (consisting  of
150,000,000 Common Shares, 3,000,000 Preferred Shares and 63,000,000 Excess Shares) to 516,000,000 Shares (consisting of 450,000,000 Common Shares, 3,000,000 Preferred Shares and 63,000,000 Excess Shares) (the "Share Increase Amendment"). As of August 6, 2002, the Company had 100,264,961 shares of common stock outstanding.

     The text of the proposed amendment is set forth below (the old text is underlined):

     RESOLVED, that Section 7.1 of Article VII of the Company's Amended and Restated Articles of Incorporation be amended to read as follows:

     SECTION 7.1 Authorized Shares. The beneficial interest in the Company shall be divided into Equity Shares. The total number of Equity Shares which the Company is authorized to issue is five hundred sixteen two hundred sixteen
                                                           ---------------------
million (516 216,000,000)  shares of beneficial  interest,  consisting of four
             ---
hundred fifty one hundred  fifty  million (450 150  ,000,000)  Common Shares (as
              ------------------               ---
defined and described in Section 7.2(b) (ii) hereof), three million (3,000,000) Preferred Shares (as defined in Section 7.3 hereof) and sixty-three million (63,000,000) Excess Shares (as defined in Section 7.7 hereof). All Shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a Share dividend or Share split, without any consideration.

     The Company will not be able to sell all 175,000,000 shares in its proposed fifth offering unless additional shares are authorized. In the event that additional shares are not authorized, the Company will be permitted to sell only approximately 17,000,000 shares in its proposed fifth offering, preventing the Company from raising all of the capital the Board of Directors believes is advisable to increase the size of the Company's property portfolio. In addition, the Board of Directors believes that the authorization of additional shares of common stock is essential for the Company to take advantage of certain business and investment opportunities, if and as they become available, that require the issuance of additional shares of common stock. The Company anticipates that it may engage in additional equity financing, through either public or private offerings of its securities for cash, the issuance of such securities in exchange for assets, or a combination of the foregoing, although it currently is not involved in any negotiations and has not entered into any arrangements relating to any of these capital transactions, other than its proposed fifth offering. In addition, the Company may need additional common shares in the future for its distribution reinvestment plan.

     The Share Increase Amendment will not change any other provision of Article
VII. Holders of the capital stock of the Company, however, will not have the right to approve the issuance of additional shares of common stock up to the amount of authorized shares, although they might have the right, depending on the circumstances, to approve a transaction in which the common stock is being issued. For example, management anticipates that any transaction by which the Company would issue shares in order to become self-administered would be submitted to the stockholders for approval. In addition, holders of the capital stock of the Company do not have any preemptive rights to subscribe for or purchase any shares of capital stock of the Company, which means that current stockholders do not have a prior right to purchase any new issue of common stock of the Company in order to maintain their proportionate ownership. Consequently, the issuance of additional shares of capital stock may dilute the interest of a current stockholder if additional shares are issued at less than fair market value and the stockholder does not purchase or is not offered the opportunity to purchase additional shares.

     The existence of a large number of authorized but unissued shares could have the effect of hindering or frustrating a takeover of the Company. The availability for issuance of additional shares of common stock would provide the Board of Directors with flexibility in responding to a merger or acquisition bid by placing blocks of shares with persons friendly to the Company, or by taking other steps to prevent an acquisition of the Company under circumstances which the Board of Directors does not believe to be in the Company's best interest. The Company is not aware of any entity which intends to propose a merger with, or seek to gain control of, the Company.

     Approval of the Share Increase Amendment requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote thereon. The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the Share Increase Amendment.

     The Share Increase Amendment, if approved by stockholders, will become effective on the date the Share Increase Amendment is filed with the Maryland Department of Assessments and Taxation. It is anticipated that the appropriate filing to effect the Share Increase Amendment will be made as soon as practicable following approval of the Share Increase Amendment.

     The Board of Directors unanimously recommends that stockholders vote FOR the Share Increase Amendment. Proxies will be voted for the Share Increase Amendment unless stockholders designate otherwise.



                              By Order of the Board of Directors,


                              /s/ Lynn E. Rose
                              --------------------------------------
                              Lynn E. Rose
                              Secretary

August 12, 2002
Orlando, Florida

                             GREENBERG TRAURIG, LLP
                                 200 Park Avenue
                            New York, New York 10166
                            Telephone: (212) 801-9200
                            Facsimile: (212) 801-6400

Judith D. Fryer
212-801-9330
                                                              August 12, 2002

BY EDGAR TRANSMISSION
---------------------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: CNL Hospitality Properties, Inc. (Commission File No. 000-24097) Preliminary Proxy Materials for Special Meeting of Stockholders
       ---------------------------------------------------------------

Ladies and Gentlemen:

     On behalf of our client CNL Hospitality Properties, Inc., a Maryland corporation (the "Company"), we hereby submit in electronic format for filing with the Securities and Exchange Commission pursuant to Rule 14a-6(a) promulgated under the Securities Exchange Act of 1934, as amended, and Rule 101(a)(1)(iii) of Regulation S-T, one copy of the following preliminary proxy materials:

     (i) Letter to the Company's stockholders regarding the Special Meeting of Stockholders of the Company (the "Special Meeting"), the purpose of which will be for the shareholders to consider and act upon a proposal to amend the Company's articles of incorporation to increase the Company's authorized equity shares from 216,000,000 shares to 516,000,000 shares;

     (ii) Notice of Special Meeting of Stockholders;

     (iii) Preliminary Proxy Statement; and

     (iv) Form of proxy to be furnished to each stockholder in connection with the Special Meeting.

     Please address any comments or questions that you may have concerning the enclosed preliminary proxy materials to the undersigned at (212) 801-9330.


                                                 Very truly yours,

                                                 /s/Judith D. Fryer
                                                 ------------------
                                                 Judith D. Fryer
Enclosures

                        CNL HOSPITALITY PROPERTIES, INC.
                        Special Meeting of Stockholders

                         VOTE BY TELEPHONE OR INTERNET
                       (OR COMPLETE THE PROXY CARD BELOW
                AND RETURN IT BY MAIL IN THE ENCLOSED ENVELOPE)

You may vote either by mail, by telephone or by Internet. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card by mail.

--------------------------------------------------------------------------------
TO VOTE BY PHONE:

CALL TOLL FREE 1-888-216-1367 ANY TIME ON A TOUCH-TONE TELEPHONE. THERE IS NO CHARGE TO YOU FOR THE CALL. PLEASE HAVE THIS FORM AVAILABLE WHEN YOU CALL THE TOLL FREE NUMBER.

Enter the 7-digit control number located below, FOLLOWED BY THE # SIGN.

Option #1:        To vote as the Board of Directors recommends on
                  ALL proposals:  Press 1

                  When asked, please confirm your vote by pressing 1

Option #2:        If you choose to vote on each proposal separately:
                  Press 2 and follow the recorded instructions

--------------------------------------------------------------------------------



TO VOTE BY INTERNET:  The Web address is https://www.proxyvotenow.com/chp

                      If you vote by telephone or Internet,
                    please DO NOT mail back the proxy card.

                              THANK YOU FOR VOTING!      ____________
                                                        |            |
                                                        |            |
                                                        |____________|
                                                      CONTROL NUMBER FOR
                                                  TELEPHONIC/INTERNET VOTING


                   FOLD AND DETACH HERE AND READ REVERSE SIDE
--------------------------------------------------------------------------------


The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL Hospitality Properties, Inc., (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Stockholders of the Company to be held on November 1, 2002, at 10:00 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Special Meeting and Proxy Statement, dated August 12, 2002, a copy of which has been received by the undersigned, as follows:

Please complete, date and sign this proxy card and return it in the accompanying envelope.

                    DATE:
                            --------------------------, 2002

                    _____________________________________________

                    _____________________________________________
                    SIGNATURE(S)


                    IMPORTANT:

                    Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

                   FOLD AND DETACH HERE AND READ REVERSE SIDE
--------------------------------------------------------------------------------


                        CNL HOSPITALITY PROPERTIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   This Proxy will be voted as directed. If no direction is given, it will be voted "FOR" the matter stated.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEM:

Approval of an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized common shares from one hundred fifty million (150,000,000) to four hundred fifty million (450,000,000) which results in total authorized shares of five hundred sixteen million (516,000,000).

  _                      _
 |_|  FOR   amendment   |_|  WITHHOLD   AUTHORITY  to  vote  for  amendment
 _________________________________________________________________________

Please indicate whether you will attend the Special Meeting of Stockholders in Orlando on November 1, 2002.
 _
|_| I plan to attend the Special Meeting

For your convenience and to help us reduce postage and tabulation costs, vote your proxy by telephone or over the Internet.
And most importantly,

Please Vote!

     * Read the Enclosed Materials... Enclosed is the following information for the CNL Hospitality Properties, Inc. Special Meeting of
          Stockholders: Proxy Statement that discusses the proposal being voted Proxy Card

     * Complete the Proxy Card... Please review and vote on the proposal listed on the proxy card. Simply cast your vote on the proposal, sign and return the proxy card in the postage-paid envelope provided. Please note, all parties must sign. ...Or Vote by Telephone... For your convenience, you may grant your proxy by telephone. Please refer to the proxy card for telephonic voting instructions and have the
          7-digit control number located on the proxy card available. ...Or Vote over the Internet... Review the proposal listed on the proxy card. Have your 7-digit control number located on the proxy card available, point your browser to: https://www.proxyvotenow.com/chp and follow the instructions on the website.

     * For Assistance... If you have any questions or need assistance completing your proxy card, please call Investor Relations toll free at 1-866-650-0650.

     * Please Vote Today! We encourage you to cast your vote promptly so we can avoid the time and expense of re-soliciting your vote. If you voted by telephone or over the Internet, please DO NOT mail back the proxy card.

     * Thank you, We appreciate your participation and support. Again, please be sure to vote. Your vote is important!

         [GRAPHIC OMITTED]
                    CNL Hospitality Properties, Inc.

                    CNL Center at City Commons
                    P.O. Box 4920
                    Orlando, FL  32802-4920
                    tel (407) 650-1000  (800) 522-3863